UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 13, 2006

                         CONTINENTAL GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

          Delaware                      333-27665                31-1506889
          --------                      ---------                ----------
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                    CO-REGISTRANTS AND SUBSIDIARY GUARANTORS

Continental Conveyor & Equipment Company         Delaware            34-1603197
Goodman Conveyor Company                         Delaware            34-1603196


                                        Continental Conveyor &
Continental Global Group, Inc.          Equipment Company                   Goodman Conveyor Company
438 Industrial Drive                    438 Industrial Drive                Route 178 South
Winfield, Alabama  35594                Winfield, Alabama  35594            Belton, South Carolina  29627
(205) 487-6492                          (205) 487-6492                      (864) 388-7793

       (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

Please see the Company's response for Item 5.02 to this Current Report on Form 8-K.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         Continental Global Group, Inc. (the "Company") is filing this Current Report on Form 8-K to announce the appointment of Ronald W. Kaplan as the new President and Chief Executive Officer of the Company.

         Robert W. Hale effectively resigned from his post as President and Chief Executive Officer of the Company on April 30, 2005. Wes McDonald, the current Vice Chairman, served as the interim President and Chief Executive Officer of the Company from May 1, 2005 until February 13, 2006. The Company's Board of Directors then appointed Ronald W. Kaplan, age 54, as the new President and Chief Executive Officer of the Company. For eleven years prior to joining the Company, Mr. Kaplan served as the President of the Gas Technologies Group of the Harsco Corporation, a diversified, global provider of industrial services and products.

         The terms and conditions of Mr. Kaplan's employment are governed by a one year employment agreement in effect as of February 13, 2006. Under the employment agreement, Mr. Kaplan receives a compensation package including a salary of $33,334 per month, an annual bonus based on pre-tax profit targets, retirement and health benefits, a car allowance, eligibility to participate in the Company's life insurance plan, vacation time and relocation expenses. Additionally, Mr. Kaplan's employment agreement grants him the right to voluntarily terminate his employment in the event that the Company experiences a change of control, as defined in the agreement. This change of control provision entitles Mr. Kaplan to receive his base salary for a period of 24 months following the effective date of his resignation. Mr. Kaplan's employment agreement also contains provisions that permit the Company to terminate his employment for "cause," as such term is defined in the employment agreement, as well as for specified events such as disability. A copy of the employment agreement is attached as Exhibit 10.3 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits

(d)    Exhibits

       Exhibit 10.3  Employment Agreement by and between Continental Global
                       Group, Inc. and Ronald W. Kaplan dated February 13, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                             CONTINENTAL GLOBAL GROUP, INC.
                             ------------------------------
                                      (Registrant)


Date:  March 17, 2006        By:  /s/ J.L. Dickinson
                             ------------------------
                             Name: J.L. Dickinson
                             Title:  Vice President and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit Number        Description of Document


10.3 Employment Agreement by and between Continental Global Group, Inc. and Ronald W. Kaplan dated February 13, 2006.